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EXHIBIT 4.4

        [VOID VOID VOID]

NUMBER GS92	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE HOSTOPIA.COM INC. Total Authorized Issue 30,000,000 Shares $.0001 Par Value Common Stock	SHARES *1***************** **1**************** ***1*************** ****1**************

THIS IS TO CERTIFY THAT

        [**SPECIMEN**]

**SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate

is the owner of	CUSIP : 44109A 10 5 ISIN : US44109A1051

**one**

**SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate GS92** SPECIMEN**1 Shares**CUSIP 44109A105**Certificate

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

HOSTOPIA.COM INC.

transferable only on the books of the Corporation by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED 2004/04/12 COUNTERSIGNED AND REGISTERED by Equity Transfer & Trust Company Toronto, Ontario, Canada. Transfer Agent and Registrar

/s/ Colin Campbell Chief Executive Officer	/s/ Michael J. Mugan Chief Financial Officer & Secretary	By
AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of Equity Transfer & Trust Company, Toronto, Ontario, Canada

SECURITY INSTRUCTIONS ON REVERSE        VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

2018776

FOR VALUE RECEIVED,                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

☐ ☐ ☐ – ☐ ☐ ☐ – ☐ ☐ ☐

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                                                                                                                                                                                                                       Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                                       Attorney
to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated

Signature :

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by:

SECURITY INSTRUCTIONS – INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ. NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE
DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

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THIS IS TO CERTIFY THAT
The Shares represented by this Certificate are transferable at the offices of Equity Transfer & Trust Company, Toronto, Ontario, Canada